                                                                   EXHIBIT 10.67











                    COLLATERAL AGENCY AND SHARING AGREEMENT

                         dated as of December 23, 1998

                                     among


                          MARINER HEALTH GROUP, INC.,

                             SUBSIDIARY GUARANTORS,

                        CERTAIN BANKS AND THEIR AGENTS,


                                      and

                        PNC BANK, NATIONAL ASSOCIATION,
                              as Collateral Agent

1.   DEFINITIONS; CONSTRUCTION ........................ 2
     -------------------------
     1.1 Certain Definitions........................... 2
         -------------------
     1.2 Construction.................................. 7
         ------------

2.   SECURED PARTY DOCUMENTS........................... 7
     -----------------------
     2.1 Subsidiary Guarantors......................... 7
         ---------------------
     2.2 Amendments to Loan Documents.................. 7
         ----------------------------
     2.3 Delivery of Documents......................... 8
         ---------------------
     2.4 Termination of a Secured Party................ 8
         ------------------------------
     2.5 Certain Intercreditor Matters................. 8
         -----------------------------

3.   SHARED SECURITY ACTIONS........................... 9
     -----------------------
     3.1 General Relation to Secured Parties........... 9
         -----------------------------------
     3.2 Directing Party Direction;
         ---------------------------
         Directing Party Appointment................... 9
         ---------------------------
     3.3 Form of Directing Party Direction.............10
         ---------------------------------
     3.4 Requested Directions..........................10
         --------------------
     3.5 Release of Collateral;
         -----------------------
         Distributions; Waivers; Amendments............10
         ----------------------------------

4.   ACCOUNTS; UNSHARED COLLATERAL.....................10
     -----------------------------
     4.1 Shared Collateral Account.....................10
         -------------------------
     4.2 Investment....................................10
         ----------
     4.3 Deposits......................................11
         --------
     4.4 Distributions.................................11
         -------------
     4.5 Calculations..................................12
         ------------
     4.6 Application of Monies.........................12
         ---------------------
     4.7 General Provisions Relating to Accounts.......12
         ---------------------------------------
     4.8 Unshared Collateral...........................13
         -------------------

5.   THE COLLATERAL AGENT..............................14
     --------------------
     5.1 Appointment...................................14
         -----------
     5.2 General Nature of Collateral Agent's Duties...14
         -------------------------------------------
     5.3 Exercise of Powers............................15
         ------------------
     5.4 General Exculpatory Provisions................15
         ------------------------------
     5.5 Administration by the Collateral Agent........16
         --------------------------------------
     5.6 Collateral Agent in its Individual Capacity...18
         -------------------------------------------
     5.7 Facility Parties..............................18
         ----------------
     5.8 Successor Collateral Agent....................18
         --------------------------
     5.9 Calculations..................................19
         ------------
     5.10 Collateral Agent's Fee.......................19
          ----------------------
     5.11 Expenses; Indemnity..........................19
          -------------------
     5.12 Monies Held As Collateral Agent..............20
          -------------------------------

6.   MISCELLANEOUS.....................................20
     -------------
     6.1 Notices.......................................20
         -------
     6.2 No Implied Waiver; Cumulative Remedies........21
         --------------------------------------
     6.3 Severability..................................21
         ------------
     6.4 Prior Understandings..........................21
         --------------------
     6.5 Counterparts..................................22
         ------------
     6.6 Termination of Liens;.........................22
         ---------------------
         Termination of this Agreement.
         -----------------------------
     6.7 Successors and Assigns........................22
         ----------------------
     6.8 Governing Law; Submission to Jurisdiction;
         -----------------------------------------
         Waiver of Jury Trial; Limitation of Liability.22
         ---------------------------------------------

                    COLLATERAL AGENCY AND SHARING AGREEMENT



     THIS COLLATERAL AGENCY AND SHARING AGREEMENT is dated as of December 23, 1998, among Mariner Health Group, Inc., a Delaware corporation ("Mariner"), the Guarantors (as defined herein), the Term Loan Agent (as defined herein) on behalf of the Term Loan Banks (as defined herein), the Revolving Credit Agent (as defined herein) on behalf of the Revolving Credit Banks (as defined herein), and PNC Bank, National Association, as collateral agent (in such capacity, together with its successors in such capacity, the "Collateral Agent").

                              W I T N E S S E T H
                              -------------------

     WHEREAS, Mariner has entered into a Term Loan Agreement, dated as of December 23, 1998, with and among the banks from time to time parties thereto, First Union National Bank, as syndication agent, and PNC Bank, National Association, in its capacity as administrative agent for such banks (in such capacity, the "Term Loan Agent") (such agreement, as amended, restated, modified, or supplemented from time to time, being referred to herein as the "Term Loan Agreement"), with the obligations of Mariner under the Term Loan Agreement being guarantied by certain Mariner subsidiaries (the "Term Loan Guarantors") pursuant to and as more fully set forth in an Agreement of Guaranty and Suretyship, dated as of December 23, 1998, given by the Term Loan Guarantors to the Term Loan Agent for the benefit of such banks (Mariner and the Term Loan Guarantors are collectively referred to herein as the "Term Loan Parties");

     WHEREAS, Mariner has entered into a Credit Agreement dated as of May 18, 1994, as amended, with and among the banks from time to time parties, First Union National Bank, as syndication agent, and PNC Bank, National Association, in its capacity as Administrative Agent for such banks (in such capacity, the "Revolving Credit Agent") (such agreement, as amended, restated, modified, or supplemented from time to time, being referred to herein as the "Revolving Credit Agreement"), with the obligations of Mariner under the Revolving Credit Agreement being guarantied by certain Mariner subsidiaries (the "Revolving Credit Guarantors") pursuant to and as more fully set forth in that certain Guaranty and Suretyship Agreement, dated as of May 18, 1994, given by the Revolving Credit Guarantors to the Revolving Credit Agent for the benefit of such banks (Mariner and the Revolving Credit Guarantors are collectively referred to herein as the " Revolving Credit Loan Parties");

     WHEREAS, to secure the obligations of the Term Loan Parties in connection with the Term Loan Agreement, the Term Loan Parties have entered into, and may continue to grant security in certain of their assets pursuant to, various security documents in favor of the Collateral Agent or the Term Loan Agent for the benefit of the Term Loan Agent and the Term Loan Banks; and

     WHEREAS, to secure the obligations of the Revolving Credit Loan Parties in connection with the Revolving Credit Agreement, the Revolving Credit Loan Parties have entered into, and may continue to grant security in certain of their assets pursuant to, various security documents in favor of the Collateral Agent or the Revolving Credit Agent for the benefit of the Revolving Credit Agent and the Revolving Credit Banks.

     NOW, THEREFORE, intending to be legally bound hereby, incorporating the above-defined terms herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                         1.  DEFINITIONS; CONSTRUCTION
                             -------------------------
1.1  Certain Definitions.
     -------------------

     All capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Revolving Credit Agreement. In addition to other words and terms defined elsewhere in this Agreement, as used herein the following words and terms shall have the following meanings, respectively, unless the context hereof otherwise clearly requires:

     "Bankruptcy Proceeding" shall mean any bankruptcy, insolvency, reorganization, receivership, dissolution (but excluding any dissolution permitted pursuant to Section 8.02(f)(ii) of the Revolving Credit Agreement or
Section 8.20(f)(ii) of the Term Loan Agreement) or similar proceeding or the assignment for the benefit of creditors or any other marshalling of assets and liabilities.

     "Business Day" shall mean any day other than a Saturday, Sunday, public holiday under the laws of the Commonwealth of Pennsylvania or other day on which banking institutions are authorized or obligated to close in the city in which is located the Collateral Agent's Office.

     "Collateral Agent Obligations" shall mean all obligations from time to time of any of the Revolving Credit Loan Parties or of any of the Term Loan Parties to the Collateral Agent in its capacity as such, including but not limited to amounts payable pursuant to Sections 5.10 and 5.11 of this Agreement, in each case whether such obligations are direct or indirect, otherwise secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising (specifically including but not limited to obligations arising or accruing after the commencement of any bankruptcy, insolvency or similar proceedings with respect to any such Loan Party, or which would have arisen or accrued but for the commencement of such proceeding, even if the claim for such obligation is not allowed in such proceeding under applicable Law).

     "Collateral Agent's Office" shall mean the office of the Collateral Agent located at One PNC Plaza, Pittsburgh, Pennsylvania, or at such other domestic office or offices of the Collateral Agent as may be designated in writing from time to time by the Collateral Agent to Mariner, the Term Loan Agent and the Revolving Credit Agent.

     "Contingent Indemnification Obligations" shall mean collectively the Contingent Indemnification Revolving Credit Obligations and the Contingent Indemnification Term Loan Obligations.

     "Contingent Indemnification Revolving Credit Obligations" at any time shall mean Revolving Credit Obligations which at such time are contingent obligations under indemnification provisions of the Revolving Credit Loan Documents, which survive indefinitely; provided, that a Revolving Credit Obligation under such an
                      --------
indemnification provision shall not constitute a Contingent Indemnification Revolving Credit Obligation to the extent that (a) an unsatisfied claim for payment of such Revolving Credit Obligation has been made, or (b) an action, suit or proceeding is pending or threatened at such time which may give rise to a claim under such indemnification provision.

     "Contingent Indemnification Term Loan Obligations" at any time shall mean Term Loan Obligations which at such time are contingent obligations under indemnification provisions of the Term Loan Documents, which survive indefinitely; provided, that a Term Loan Obligation under such an
              --------
indemnification provision shall not constitute a Contingent Indemnification Term Loan Obligation to the extent that (a) an unsatisfied claim for payment of such Term Loan Obligation has been made, or (b) an action, suit or proceeding is pending or threatened at such time which may give rise to a claim under such indemnification provision.

     "Directing Party" at any time shall mean the Revolving Credit Agent, unless all Revolving Credit Obligations (other than Contingent Indemnification Revolving Credit Obligations) have been paid in full and all commitments to extend credit under the Revolving Credit Loan Documents have terminated, in which case "Directing Party" shall mean the Term Loan Agent.

     "Facility Parties" shall mean the Term Loan Agent on behalf of the Term Loan Banks, and each of the Term Loan Banks, and the Revolving Credit Agent on behalf of the Revolving Credit Banks, and each of the Revolving Credit Banks.

     "Foreclosure Action" shall mean any Revolving Credit Bank or the Revolving Credit Agent or any Term Loan Bank or the Term Loan Agent (i) takes any action to foreclose upon, collect, or otherwise realize upon the Shared Collateral or any portion thereof or takes any other action with respect to the Shared Collateral or any portion thereof, (ii) receives any amount on account of the Obligations through the exercise of any set-off, banker's lien or similar right, and/or (iii) makes any demand under or institutes any action, suit or proceeding against any party to any of the Shared Security Documents with respect to the Shared Collateral.

     "Guarantors" shall mean collectively the Term Loan Guarantors and the Revolving Credit Guarantors.

     "Guaranty Agreements" shall mean collectively the Revolving Credit Guaranty Agreement and the Term Loan Guaranty Agreement.

     "Loan Documents" shall mean collectively the Revolving Credit Loan Documents and the Term Loan Documents.

     "Loan Party" shall mean any of the Revolving Credit Loan Parties or any of the Term Loan Parties.

     "Obligations" shall mean all Revolving Credit Obligations, Term Loan Obligations and Collateral Agent Obligations.

     "Restricted Investments" shall mean: (a) readily marketable obligations backed by the full faith and credit of the United States of America, maturing not later than 90 days from the date of acquisition; (b) overnight dollar-denominated deposits in, overnight certificates of deposit in, or overnight repurchase agreements with, a United States commercial bank having shareholders' equity of at least $1,000,000,000 which has outstanding general unsecured short-term debt rated "A-1" or better, and general unsecured short-term debt rated "P-1," in each case by Moody's Investors Service, Inc.; (c) readily marketable commercial paper maturing not later than 90 days from the date of acquisition and rated "P-1" by Moody's Investors Service, Inc.; and (d) freely redeemable shares of stock or beneficial interest in a money market mutual fund, substantially all of the assets of which consist of obligations described in the foregoing clauses (a) through (c).

     "Revolving Credit Agent" is defined in the Preamble.

     "Revolving Credit Bank" shall mean each Person which is defined as a Bank under the Revolving Credit Agreement.

     "Revolving Credit Collateral" shall mean all real and personal property now and hereafter in or upon which a Revolving Credit Loan Party or other third Person has granted to any Revolving Credit Bank or to the Revolving Credit Agent for the benefit of the Revolving Credit Banks a lien, security interest, mortgage, encumbrance, or the like to secure one or more of the Revolving Credit Obligations, or any guaranty which is in favor of any Revolving Credit Bank or the Revolving Credit Agent for the benefit of the Revolving Credit Banks, but excluding any Shared Collateral.

     "Revolving Credit Collateral Documents" shall mean collectively the Guaranty Agreements given or to be given in connection with the Revolving Credit Agreement and all other documents, instruments and agreements that now or hereafter grant a Lien on any Collateral to the Revolving Credit Agent for the benefit of any of the Revolving Credit Banks, as any of the foregoing may be restated, supplemented, modified, or amended from time to time in accordance therewith.

     "Revolving Credit Guarantors" are defined in the Preamble.

     "Revolving Credit Guaranty Agreement" shall mean any Guaranty Agreement as such term is defined in the Revolving Credit Agreement.

     "Revolving Credit Loan Documents" shall mean those documents which are defined as Loan Documents in the Revolving Credit Agreement.

     "Revolving Credit Obligations" shall mean all obligations from time to time of any Revolving Credit Loan Party to any Revolving Credit Bank or the Revolving Credit Agent from time to time arising under or in connection with or related to or evidenced by or secured by the Revolving Credit Agreement or any other Revolving Credit Loan Document, whether such obligations are direct or indirect, otherwise secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising (specifically including but not limited to obligations arising or accruing after the commencement of any bankruptcy, insolvency reorganization or similar proceedings with respect to any Revolving Credit Loan Party, or which would have arisen or accrued but for the commencement of such proceeding, even if the claim for such obligation is not allowed in such proceeding under applicable Law). Without limitation of the foregoing, such obligations include
(i) the principal amount of Revolving Credit Loans, interest, letter of credit reimbursement obligations, and fees, indemnities or expenses under or in connection with any Revolving Credit Loan Document and all refinancings or refundings thereof; (ii) all obligations arising from any extensions of credit under or in connection with the Revolving Credit Loan Documents from time to time, regardless of whether any such extensions of credit are in excess of the amount committed under or contemplated by the Revolving Credit Loan Documents or are made in circumstances in which any condition to extension of credit is not satisfied; and (iii) with respect to Revolving Credit Guarantors, their guarantee and suretyship obligations under the Revolving Credit Guaranty Agreement. Revolving Credit Obligations shall remain such notwithstanding any assignment or transfer or any subsequent assignment or transfer of any of the Revolving Credit Obligations or any interest therein.

     "Secured Party" shall mean each of the Collateral Agent and Facility
Parties.

     "Secured Party Documents" shall mean the Revolving Credit Loan Documents, the Term Loan Documents, and the Shared Security Documents.

     "Shared Collateral" shall mean all real and personal property now and hereafter in or upon which a Term Loan Party, Revolving Credit Loan Party, or other third Person has granted to all of the Secured Parties or to the Collateral Agent for the benefit of all Secured Parties or to both the Revolving Credit Banks and the Term Loan Banks or to both the Revolving Credit Agent for the benefit of the Revolving Credit Banks and to the Term Loan Agent for the benefit of the Term Loan Banks, a lien, security interest, mortgage, encumbrance, or the like to secure all of the Obligations (or all Obligations other than those to the Collateral Agent) or any guaranty which is in favor of all of the Secured Parties or the Collateral Agent for the benefit of all Secured Parties or both the Revolving Credit Banks and the Term Loan Banks or both the Revolving Credit Agent for the benefit of the Revolving Credit Banks and the Term Loan Agent for the benefit of the Term Loan Banks.

     "Shared Collateral Account" shall have the meaning given that term in
Section 4.1 of this Agreement.

     "Shared Obligations" shall mean those Obligations secured by the Shared Collateral.

     "Shared Security Documents" shall mean (i) this Agreement and any document, instrument, or agreement that now or hereafter grants a lien, security interest, mortgage, encumbrance, or the like on any Shared Collateral, and (ii) any Term Loan Guaranty Agreement or Revolving Credit Guaranty Agreement or other guaranty that guaranties payment or performance of all of the Revolving Credit Obligations and the Term Loan Obligations.

     "Term Loan Agent" is defined in the Preamble.

     "Term Loan Bank" shall mean each Person which is defined as a Bank under the Term Loan Agreement.

     "Term Loan Collateral" shall mean all real and personal property now and hereafter in or upon which a Term Loan Party or other third Person has granted to any Term Loan Bank or to the Term Loan Agent for the benefit of the Term Loan Banks, a lien, security interest, mortgage, encumbrance, or the like to secure one or more of the Term Loan Obligations, or any guaranty which is in favor of any Term Loan Bank or the Term Loan Agent for the benefit of the Term Loan Banks, but excluding any Shared Collateral.

     "Term Loan Collateral Documents" shall mean collectively the Guaranty Agreements given or to be given in connection with the Term Loan Agreement and all other documents, instruments and agreements that now or hereafter grant a Lien on any Collateral (as such term is defined in the Term Loan Agreement) to the Term Loan Agent for the benefit of any of the Term Loan Banks, as any of the foregoing may be restated, supplemented, modified, or restated from time to time in accordance therewith.

     "Term Loan Documents" shall mean those documents which are defined as Loan Documents in the Term Loan Agreement.

     "Term Loan Guarantors" are defined in the Preamble.

     "Term Loan Guaranty Agreement" shall mean any Guaranty Agreement as such term is defined in the Term Loan Agreement.

     "Term Loan Obligations" shall mean all obligations from time to time of any Term Loan Party to any Term Loan Bank or the Term Loan Agent from time to time arising under or in connection with or related to or evidenced by or secured by the Term Loan Agreement or any other Term Loan Document, whether such obligations are direct or indirect, otherwise secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising (specifically including but not limited to obligations arising or accruing after the commencement of any bankruptcy, insolvency reorganization or similar proceedings with respect to any Term Loan Party, or which would have arisen or accrued but for the commencement of such proceeding, even if the claim for such obligation is not allowed in such proceeding under applicable Law). Without limitation of the foregoing, such obligations include (i) the principal amount of Term Loans (as defined in the Term Loan Agreement), interest, and fees, indemnities or expenses under or in connection with any Term Loan Document and all refinancings or refundings thereof; (ii) all obligations arising from any extensions of credit under or in connection with the Term Loan Documents from time to time, regardless of whether any such extensions of credit are in excess of the amount committed under or contemplated by the Term Loan Documents or are made in circumstances in which any condition to extension of credit is not satisfied; and (iii) with respect to the Term Loan Guarantors, their guarantee and suretyship obligations under the Term Loan Agreement Guaranty Agreement. Term Loan Obligations shall remain such notwithstanding any assignment or transfer or any subsequent assignment or transfer of any of the Term Loan Obligations or any interest therein.

1.2  Construction.
     ------------

     In this Agreement, unless the context otherwise clearly requires, references to the plural include the singular, the singular the plural, and the part the whole; the neuter case includes the masculine and feminine cases; and "or" is not exclusive. In this Agreement, any references to property (or similar terms) include any interest in such property (or other item referred
to); "include," "includes," "including" and similar terms are not limiting; "hereof," "herein," "hereunder" and similar terms refer to this Agreement as a whole and not to any particular provision; and "expenses," "costs," "out-of-pocket expenses" and similar terms include the charges of in-house counsel, auditors and other professionals of the relevant Person to the extent that such charges are routinely identified and charged under such Person's cost accounting system. Section and other headings in this Agreement, and any table of contents herein, are for reference purposes only and shall not affect the interpretation of this Agreement in any respect. Section and other references in this Agreement are to this Agreement unless otherwise specified. This Agreement has been fully negotiated between the applicable parties, each party having the benefit of legal counsel, and accordingly neither any doctrine of construction of security documents in favor of a borrower, nor any doctrine of construction of ambiguities against the party controlling the drafting, shall apply to this Agreement.

                          2.  SECURED PARTY DOCUMENTS
                              -----------------------
2.1  Subsidiary Guarantors.
     ---------------------

     As provided in the Term Loan Documents and the Revolving Credit Loan Documents, each Person which now or hereafter becomes a Term Loan Party or a Revolving Credit Loan Party as a Term Loan Guarantor or a Revolving Credit Guarantor shall, by such act, become a party to this Agreement and shall be subject to and bound by all of the provisions hereof.

2.2  Amendments to Loan Documents.
     ----------- -----------------

     This Agreement shall remain in full force and effect in accordance with its terms regardless of any amendment, modification, restatement, or supplement to, or refinancing of, the Revolving Credit Agreement or the Term Loan Agreement or any other Term Loan Document or Revolving Credit Loan Document, and no consent of any party hereto shall be required in connection therewith. Without limitation of the foregoing, this Agreement shall apply in accordance with its terms notwithstanding any increase, decrease, addition or change in the amount, nature, type or purpose of any of the Obligations or any execution or delivery of any Term Loan Document or any Revolving Credit Loan Document from time to time.

2.3  Delivery of Documents.
     ---------------------

     Mariner shall, promptly upon the execution thereof, deliver to the Collateral Agent a true and complete copy of any and all Shared Security Documents and all amendments, modifications, restatements, and supplements to any of the Shared Security Documents, the Revolving Credit Loan Documents and all amendments, modifications, restatements, and supplements to any of the Revolving Credit Loan Documents, and the Term Loan Documents and all amendments, modifications, restatements, and supplements to any of the Term Loan Documents.

2.4  Termination of a Secured Party.
     ------------------------------

     In the event there is delivered to the Collateral Agent at any time written notice from any Facility Party, referring specifically to this Section 2.4, to the effect that such Facility Party wishes to cease to be a Secured Party hereunder, then such party shall for all purposes hereof cease to be a Secured Party.

2.5  Certain Intercreditor Matters.
     -----------------------------
     (a)  Payment Obligations Not Subordinated.  The provisions of Section 4.4
          ------------------------------------
[Distributions] apply solely to priorities of distributions resulting from realization on the Shared Collateral, and not to the priorities of the Obligations. Nothing contained in this Agreement is intended to effect a subordination of any Obligation to any other Obligation. Nothing contained in this Agreement shall limit or impair the right of each Secured Party to receive payment of the Obligations owing to it when due (whether at the stated maturity thereof, by acceleration or otherwise) or to institute suit for the enforcement of such payment on or after such due date.

     (b) Rights and Remedies of Secured Parties Not Impaired. Except to the
         ---------------------------------------------------
extent specifically provided in this Agreement, nothing contained herein shall be construed to limit any right or remedy otherwise available to any Secured Party under any Shared Security Document or any Revolving Credit Loan Document, any Term Loan Document, or at law, in equity, or otherwise. Nothing contained in this Agreement shall limit or otherwise derogate from the right of any Revolving Credit Bank or Term Loan Bank or of the Revolving Credit Agent or the Term Loan Agent to initiate a proceeding with respect to any Revolving Credit Loan Party or Term Loan Party under the U.S. Bankruptcy Code or similar Laws or to file, vote, give or withhold consent or otherwise exercise rights in respect to Obligations or any claim in respect thereof in connection with any proceeding under the U.S. Bankruptcy Code or similar Laws.

     (c) Shared Security. The Secured Parties hereby agree that, if any Secured
         ---------------
Party (other than the Collateral Agent, in its capacity as such) shall realize any funds from any Foreclosure Action with respect to any Shared Collateral, such Secured Party shall forthwith remit the same to the Collateral Agent, who shall deposit the same in the Shared Collateral Account. If, during the course of or pursuant to, any Bankruptcy Proceeding of any Loan Party, a Secured Party (the "Returning Secured Party") is required by a court or other tribunal of competent jurisdiction to disgorge, refund, rebate, or otherwise return any payment or distribution received in connection with a Foreclosure Action with respect to Shared Collateral (including any proceeds thereof) (each such payment or distribution referred to herein as a "Disputed Payment") (whether by reason that such Disputed Payment constituted or was alleged to constitute a preference, a fraudulent transfer, or for such other reason as such court or tribunal shall find), the other Secured Parties shall immediately pay (out of the Shared Collateral Account to the extent available) to the Returning Secured Party their pro rata share of such Disputed Payment, such pro rata share being determined on the basis of each Secured Party's share of the Shared Obligations at the time of such return. Each holder of a participation in any of the Shared Obligations shall be bound by this Subsection 2.5(c) [Shared Security] fully as if it were a Secured Party hereunder.

                          3.  SHARED SECURITY ACTIONS
                              -----------------------
3.1  General Relation to Secured Parties.
     -----------------------------------

     Each Secured Party hereby appoints and authorizes the Collateral Agent to act as its exclusive agent for the purposes of enforcing such Secured Party's rights pursuant to the Shared Security Documents.

3.2  Directing Party Direction; Directing Party Appointment.
     ------------------------------------------------------

     The Collateral Agent agrees to file financing statements and take other action to perfect security interests or liens granted pursuant to the Shared Security Documents in the public record offices as directed by, and to make such demands and give such notices with respect to the Shared Collateral under the Shared Security Documents as may be requested by, to take such action with respect to the Shared Collateral, and to enforce the Shared Security Documents and to foreclose upon, collect, and realize upon the Shared Collateral or any portion thereof or take any other action with respect to the Shared Collateral or any portion thereof as may be directed by, the Directing Party; provided,
                                                                   ---------
however, that the Collateral Agent shall not be required to take any action that
-------
is in its opinion contrary to law or to the terms of this Agreement or the Shared Security Documents or which would in its reasonable opinion subject it or its officers, agents, employees, or directors to liability.

     Each Secured Party hereby irrevocably appoints, designates, and authorizes the Revolving Credit Agent to act as the Directing Party as set forth herein and as reasonably incidental hereto, and each Secured Party hereby agrees to indemnity and hold harmless the Directing Party and each of its affiliates and subsidiaries and each of their officers, agents, directors, and employees from any and all loss, liability, claims, judgments, costs, and disbursements arising out of any actions or inactions taken or not taken by the Directing Party hereunder except to the extent caused by the gross negligence or willful misconduct of the Directing Party as determined by a final judgment rendered by a court of competent jurisdiction.

3.3  Form of Directing Party Direction.
     ---------------------------------

     Any request or direction given by the Directing Party to the Collateral Agent shall be: (i) in writing and (ii) provided in any manner consistent with the terms of Section 6.1 [Notices] hereof.

3.4  Requested Directions.
     --------------------

     The Collateral Agent may at any time request directions in connection with a Foreclosure Action in connection with Shared Collateral from the Directing Party as to any course of action or other matter relating to the performance of its duties under this Agreement and the Secured Party Documents or the Shared Security Documents. The Directing Party will promptly comply with any such request. Directions given to the Collateral Agent by the Directing Party in a manner consistent with the terms of this Article 3 [Shared Security Actions] shall, as between the Collateral Agent and each Secured Party, be binding on each of the Secured Parties.

3.5  Release of Collateral; Distributions; Waivers; Amendments.
     ---------------------------------------------------------

     The Collateral Agent shall not, without the consent of the Directing Party,
(i) release any security interest, mortgage, lien, or other encumbrance on any of the Shared Collateral, other than as permitted by each Shared Security Document and Secured Party Document relevant thereto, (ii) make any distributions of proceeds or other monies or property received from or with respect to any Foreclosure Action with respect to Shared Collateral, other than as set forth in Section 4.4 [Distributions] hereof, (iii) waive any provision of a Secured Party Document or Shared Security Document or (iv) amend or modify this Agreement.

                       4.  ACCOUNTS; UNSHARED COLLATERAL
                           -----------------------------
4.1  Shared Collateral Account.
     -------------------------

     Not later than the first date on which funds are required to be deposited therein pursuant to this Agreement or any other Shared Security Document, the Collateral Agent shall maintain one or more accounts (collectively, the "Shared Collateral Account") at such office of the Collateral Agent as it may designate from time to time in its own name as Collateral Agent. All right, title and interest in and to the Shared Collateral Account shall vest in the Collateral Agent and the Shared Collateral Account shall be subject to the exclusive dominion and control of the Collateral Agent.

4.2  Investment.
     ----------

     The Collateral Agent shall invest and reinvest monies on deposit in the Shared Collateral Account in its own name in such Restricted Investments as the Collateral Agent may select in its discretion, and all such investments and the interest and income received thereon and the net proceeds on the sale or redemption thereof shall be held in the Shared Collateral Account. The Collateral Agent shall not be responsible or liable for any loss or decline in value of such investments or any loss or penalties incurred in the liquidation or sale thereof. The Collateral Agent may liquidate investments prior to maturity to make a distribution pursuant to Section 4.4 [Distributions] or otherwise as permitted or required by this Agreement.

4.3  Deposits.
     --------

     Except to the extent, if any, otherwise expressly provided in this Agreement, all monies which are required by this Agreement or any other Shared Security Document to be delivered to the Collateral Agent in its capacity as such, or which are received by the Collateral Agent in its capacity as such in respect of any property described in any of the Shared Security Documents (as proceeds of Shared Collateral or otherwise) or pursuant to the terms of any of the Shared Security Documents, shall be deposited by the Collateral Agent in the Shared Collateral Account. No other funds shall be deposited in the Shared Collateral Account or commingled with funds in the Shared Collateral Account. Any non-cash proceeds and any cash proceeds resulting from a Foreclosure Action with respect to Shared Collateral or received by the Collateral Agent in its capacity as such in respect of any Shared Collateral which, due to a restraining order or otherwise are not permitted to be applied, or because the Collateral Agent determined it to be impracticable to divide and apply such proceeds to the payment of any of the Shared Obligations owed to the Secured Parties ("Non-available Proceeds"), shall be held by the Collateral Agent or, as the case may be, the Secured Party so receiving such Proceeds as agent for the Secured Parties until such Non-available Proceeds are later converted to cash or such Non-available Proceeds are later permitted to be applied, or later become practicable to divide and may otherwise be applied, against any of the obligations enumerated above and shall be divided at such time in accordance with the terms of this Agreement.

4.4  Distributions.
     -------------

     The Collateral Agent shall make distributions from the Shared Collateral Account from time to time when directed by the Directing Party or at such other times as it may in good faith believe are required by Law, except that the Collateral Agent shall have the right at any time to apply monies held by it in the Shared Collateral Account to the payment of due and unpaid Collateral Agent Obligations. All remaining monies held by the Collateral Agent in the Shared Collateral Account shall be distributed by the Collateral Agent as follows:

          First, to the Collateral Agent for any Collateral Agent Obligations due and unpaid upon such distribution date;

          Second, to each of the Revolving Credit Agent and the Term Loan Agent, for the payment of all amounts respectively due to each in its capacity as such which are unpaid on such distribution date; provided, that if such
                                                     ----------
     monies to be distributed by the Collateral Agent shall be insufficient to pay in full the amounts referred to in this clause, then such distribution shall be made ratably (without priority of any one over any other) to the Revolving Credit Agent and the Term Loan Agent in proportion to the respective amounts of the Obligations respectively owing to the Revolving Credit Agent and the Term Loan Agent on such distribution date;

          Third, to (a) the Revolving Credit Agent, for the account of the Revolving Credit Banks, in an amount equal to all amounts due and payable to the Revolving Credit Banks on such distribution date with respect to the Revolving Credit Obligations, (b) the Term Loan Agent, for the account of the Term Loan Banks, in an amount equal to all amounts due and payable to the Term Loan Banks on such distribution date with respect to the Term Loan Obligations; provided, that if such monies to be distributed by the
                  ---------
     Collateral Agent shall be insufficient to pay in full the amounts referred to in the foregoing clauses (a) and (b), then such distribution shall be made ratably (without priority of any one over any other) to the designated parties in proportion to the respective amounts of the Obligations referred to in the foregoing clauses (a) and (b) on such distribution date; and

          Finally, if all Obligations (other than Contingent Indemnification Obligations) shall have been indefeasibly paid in full in cash and all Commitments to extend credit under the Revolving Credit Agreement and the Term Loan Agreement shall have terminated, any surplus then remaining shall be paid to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

4.5  Calculations.
     ------------

     In making the determinations and allocations required by Section 4.4 [Distributions], the Collateral Agent may rely upon information supplied by the Revolving Credit Agent or the Term Loan Agent, with any discrepancies in any such information being resolved by the Directing Party. The Collateral Agent shall have no liability to any Secured Party for actions taken in reliance on such information. All distributions made by the Collateral Agent pursuant to
Section 4.4 [Distributions] shall be final as against the Collateral Agent (subject to any decree of any court of competent jurisdiction), and the Collateral Agent shall have no duty to inquire as to the application by any Secured Party of any amounts distributed to it.

4.6  Application of Monies.
     ---------------------

     Each Secured Party agrees to apply monies distributed under Section 4.4 [Distributions] to the corresponding obligation described therein.

4.7  General Provisions Relating to Accounts.
     ---------------------------------------
     (a) General. To the extent that the Collateral Agent is permitted or
         -------
required by this Agreement or any other Shared Security Document to establish or maintain any deposit, custody or other account (including, but not limited to, the Shared Collateral Account), Mariner shall from time to time pay to the Collateral Agent, for its own account, all custodial fees, service charges, and other fees and charges as the Collateral Agent customarily charges in respect of similar accounts from time to time. The Collateral Agent may establish and maintain such subaccounts as it may elect from time to time within any such account, and to the extent it does so, each such subaccount shall be accounted for separately and the Collateral Agent may apportion deposits and withdrawals among such subaccounts in such manner as it may elect. Nothing in this Agreement or any other Secured Party Document shall be construed to require or prohibit the Collateral Agent to make any investment in the Collateral Agent's own certificates of deposit or in other investment media of the Collateral Agent. Notwithstanding any other provision of this Agreement or any other Secured Party Document, the Collateral Agent shall not be liable for any failure to perform, inability to perform, or delay in performance due to acts of God, war, civil commotion, governmental action, fire, explosion, strikes, other labor disturbances, equipment malfunction, interruption of communications facilities, any action, non-action or delayed action on the part of any other Person other than the Collateral Agent, or causes beyond the Collateral Agent's reasonable control.

     (b) Security Interest. As security for the Obligations, each Loan Party
         -----------------
hereby grants to and creates in favor of the Collateral Agent for the benefit of the Secured Parties, a security interest in all right, title and interest of such Loan Party in, to or under the following, whether now or hereafter existing or acquired: the Shared Collateral Account and all other accounts (custodial, deposit or other) from time to time maintained by or with the Collateral Agent pursuant to the Shared Security Documents, all cash, securities, instruments, investment property, financial assets and other property from time to time in transit to or held therein, all cash, securities, instruments, investment property, financial assets and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any of the foregoing, and all proceeds of any of the foregoing. Each Loan Party agrees that such security interest shall at all times be a valid and perfected first priority security interest on the foregoing collateral, and no Loan Party shall create or suffer to exist any Lien on any of the foregoing collateral, other than the Lien in favor of the Collateral Agent granted under this Subsection 4.7(b) [Security Interest].

4.8  Unshared Collateral.
     -------------------

     With respect to the Revolving Credit Collateral, the Revolving Credit Agent and each Revolving Credit Bank hereby agrees, to the extent practicable and without in any manner jeopardizing any rights it may have to the Shared Collateral, to apply the Revolving Credit Collateral to the Revolving Credit Obligations prior to the application of Shared Collateral to any such Obligations. With respect to the Term Loan Collateral, the Term Loan Agent and each Term Loan Bank hereby agrees, to the extent practicable and without in any manner jeopardizing any rights it may have to the Shared Collateral, to apply the Term Loan Collateral to the Term Loan Obligations prior to the application of Shared Collateral to any such Obligations. In the event that any Term Loan Bank or the Term Loan Agent or any Revolving Credit Bank or the Revolving Credit Agent shall take any action whatsoever to foreclose upon or collect any Term Loan Collateral or Revolving Credit Collateral, respectively, it shall provide five (5) days prior written notice thereof to the Collateral Agent who shall thereupon provide a copy of such notice to the Revolving Credit Agent and the Term Loan Agent for the other parties hereto (other than any Loan Party).

                           5.  THE COLLATERAL AGENT
                               --------------------
5.1  Appointment.
     -----------

     Each Facility Party hereby irrevocably appoints PNC Bank, National Association, to act as Collateral Agent for such Facility Party under this Agreement and the other Shared Security Documents. PNC Bank, National Association, hereby agrees to act as Collateral Agent on behalf of the Facility Parties on the terms and conditions set forth in this Agreement and the other Shared Security Documents, subject to its right to resign as provided herein. The Directing Party and each Secured Party hereby appoints any officer or agent of the Collateral Agent as its true and lawful attorney, for it and in its name, to or to cause to record or file and enforce and realize upon the Shared Security Documents with respect to the Shared Collateral, granting unto said attorney full power to do any and all things it may consider reasonably necessary or appropriate to be done with respect to the Shared Collateral and the Shared Security Documents as fully and effectively as the Directing Party or Secured Party might or could do, and hereby ratifies and confirms all that its said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and all transactions hereunder.

5.2  General Nature of Collateral Agent's Duties.
     -------------------------------------------
     (a)  No Implied Duties. The Collateral Agent shall have no duties or
          -----------------
responsibilities except those expressly set forth in this Agreement. The Collateral Agent shall not be responsible to the Facility Parties for any recitals, statements, representations, or warranties contained in this Agreement, any Shared Security Document, any other Secured Party Documents, or in any certificate or other document referred to or provided for herein or therein, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of this Agreement, any Shared Security Document, any other Secured Party Documents, or any other document referred to or provided for herein or therein, or any security interest, lien, mortgage, encumbrance, or the like granted by any of the Loan Parties or the perfection or priority of any such security interest, lien, mortgage, encumbrance, or the like or for any failure by any of the Loan Parties to perform any of their obligations under any document, instrument, or agreement, or otherwise. The Collateral Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it.

     (b) Not a Fiduciary. The duties and responsibilities of the Collateral
         ---------------
Agent under this Agreement and the other Shared Security Documents shall be mechanical and administrative in nature, and the Collateral Agent shall not have a fiduciary relationship in respect of any Facility Party or Loan Party.

     (c) Agent of Facility Parties. The Collateral Agent is and shall be solely
         -------------------------
the agent of the Facility Parties. The Collateral Agent does not assume, and shall not at any time be deemed to have, any relationship of agency or trust with or for any Loan Party or any Person other than the Facility Parties. The provisions of this Article 5 [The Collateral Agent] are for the benefit of the Facility Parties (and the other Persons named in Sections 5.5 [Administration by Collateral

Agent] and 5.11 [Expenses; Indemnity]), and no Loan Party shall have any rights under any of the provisions of this Article 5 [The Collateral Agent].

     (d)  No Obligation to Take Action.  The Collateral Agent shall be under no
          ----------------------------
obligation to take any action hereunder or under any other Shared Security Document or otherwise if the Collateral Agent believes in good faith that taking such action may conflict with any Law or any provision of this Agreement or any other Shared Security Document, may expose the Collateral Agent or any Secured Party to liability or may require the Collateral Agent to qualify to do business in any jurisdiction where it is not then so qualified.

5.3  Exercise of Powers.
     ------------------

     Subject to the other provisions of this Agreement and the other Shared Security Documents, the Collateral Agent shall take any action of the type specified in this Agreement or any other Shared Security Document as being within the Collateral Agent's rights, powers or discretion in accordance with directions from the Directing Party (or, to the extent this Agreement or such Shared Security Document expressly requires the direction or consent of some other Person or Persons, then instead in accordance with the directions of such other Person or Persons). In the absence of such directions, the Collateral Agent shall have the authority (but under no circumstances shall be obligated), in its sole discretion, to take any such action, except to the extent this Agreement or such Shared Security Document expressly requires the direction or consent of the Directing Party (or some other Person or Persons), in which case the Collateral Agent shall not take such action absent such direction or consent. Any action or inaction pursuant to such direction, discretion or consent shall be binding on all the Facility Parties. The Collateral Agent shall not have any liability to any Person as a result of (x) the Collateral Agent acting or refraining from acting in accordance with the directions of the Directing Party (or other applicable Person or Persons), (y) the Collateral Agent refraining from acting in the absence of instructions to act from the Directing Party (or other applicable Person or Persons), whether or not the Collateral Agent has discretionary power to take such action, or (z) the Collateral Agent taking discretionary action it is authorized to take under this
Section 5.3 (subject, in the case of this clause (z), to the provisions of Section 5.2 [General Nature of Collateral Agent's Duties] ).

5.4  General Exculpatory Provisions.
     ------------------------------
     (a) General. Neither the Collateral Agent nor any of its directors,
         -------
officers, employees, attorneys, or agents shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder or in connection with any Shared Security Document, except for its or their own gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

      (b) Collateral Agent Not Responsible for Shared Security Documents, Etc.
          -------------------------------------------------------------------
The Collateral Agent shall not be responsible for (i) the execution, delivery, effectiveness, enforceability, genuineness, validity or adequacy of this Agreement or any Shared Security Document or any other Secured Party Document,
(ii) any recital, representation, warranty, document, certificate, report or statement in, provided for in, or received under or in connection with, this Agreement or any other Shared Security Document or any other Secured Party Document, (iii) any failure of any Loan Party or any Facility Party to perform any of their respective obligations under this Agreement or any other Shared Security Document or any other Secured Party Document, or (iv) the existence, validity, enforceability, perfection, recordation, priority, adequacy or value, now or hereafter, of any lien or other direct or indirect security afforded or purported to be afforded by any of the Shared Security Documents or any other Secured Party Document or otherwise from time to time.

     (c) No Duty of Inquiry. The Collateral Agent shall not be under any
         ------------------
obligation hereunder to ascertain, inquire or give any notice relating to (i) the performance or observance of any of the terms or conditions of this Agreement or any other Shared Security Document or any other Secured Party Document on the part of any Loan Party, (ii) the business, operations, condition (financial or otherwise) or prospects of any other Person, or (iii) the existence of any default under any Shared Security Document or any other Secured Party Document.

     (d) Notices. Except as expressly set forth in Section 4.8 of this
         -------
Agreement, the Collateral Agent shall not be under any obligation hereunder, either initially or on a continuing basis, to provide any Facility Party with any notices, reports or information of any nature.

5.5  Administration by the Collateral Agent.
     --------------------------------------

     (a) Reliance on Notices, etc. The Collateral Agent may rely upon any notice or other communication of any nature (written or oral, including but not limited to telephone conversations, whether or not such notice or other communication is made in a manner permitted or required by this Agreement or any Shared Security Document or any other Secured Party Document) purportedly made by or on behalf of the proper party or parties, and the Collateral Agent shall not have any duty to verify the identity or authority of any Person giving such notice or other communication. The Collateral Agent shall in all cases be duly protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Directing Party, which instructions and action taken or failure to act pursuant thereto shall, as between Collateral Agent and Secured Parties, be binding on all of the Secured Parties. The Collateral Agent may deem and treat the payee of any promissory note or other evidence of indebtedness relating to the Shared Obligations as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof, signed by such payee and in form satisfactory to the Collateral Agent, shall have been filed with the Collateral Agent. Any request, authority, or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any such note or other evidence of indebtedness shall be conclusive and binding on any subsequent holder, transferee, or assignee of such note or evidence and of any note or notes or evidence issued in exchange therefor. Except as expressly directed by the Directing Party, the Collateral Agent shall have no duty to take any affirmative action with respect to the collection of any amount payable in respect of any Shared Collateral or any Revolving Credit Collateral or any Term Loan Collateral. The Collateral Agent shall incur no liability as a result of any sale of any Shared Collateral or any Revolving Credit Collateral or any Term Loan Collateral at any private sale conducted at the direction of the Directing Party.

     (b)  Consultation.  The Collateral Agent may consult with legal counsel
          ------------
(including, without limitation, in-house counsel for the Collateral Agent or in-house or other counsel for the Loan Parties), independent public accountants and any other experts selected by it from time to time, and the Collateral Agent shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts.

      (c) Reliance on Certificates, etc. The Collateral Agent may conclusively
          -----------------------------
rely upon the truth of the statements and the correctness of the opinions expressed in any certificates or opinions furnished to the Collateral Agent in accordance with the requirements of this Agreement or any other Shared Security Document or any other Secured Party Document. Whenever the Collateral Agent shall deem it necessary or desirable that a matter be proved or established with respect to any Loan Party or any Facility Party, such matter may be established by a certificate of such Loan Party or Facility Party, as the case may be, and the Collateral Agent may conclusively rely upon such certificate (unless other evidence with respect to such matter is specifically prescribed in this Agreement or another Shared Security Document).

     (d) Indemnity. Each Revolving Credit Bank and each Term Loan Bank agrees to
         ---------
indemnify, ratably as hereafter provided, the Collateral Agent, its directors, officers, attorneys, agents and employees, to the extent not reimbursed by any of the Loan Parties, for any and all liabilities, penalties, actions, judgments, suits, costs, expenses (including reasonable attorney's fees), or disbursements of any kind and nature whatsoever which may be imposed on, incurred by, or asserted against the Collateral Agent in any way relating to or arising out of this Agreement, any Shared Security Document, or any Secured Party Document or any other document contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or the enforcement of any of the terms hereof or of any such other documents; provided, however, that no
                                             -----------------
Revolving Credit Bank or Term Loan Bank shall be liable for, or shall indemnify the Collateral Agent for, any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Collateral Agent as determined by a final judgment of a court of competent jurisdiction. Each Revolving Credit Bank's and Term Loan Bank's indemnity obligations hereunder shall be ratable based upon its then existing Revolving Credit Loans and Term Loans outstanding under the Revolving Credit Agreement and the Term Loan Agreement, respectively. Except for action expressly required of the Collateral Agent hereunder, the Collateral Agent may fail or refuse to take any action unless it shall be indemnified to its reasonable satisfaction from time to time against any and all amounts, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature which may be imposed on, incurred by or asserted against the Collateral Agent by reason of taking or continuing to take any such action.

     (e) Performance through Agents. The Collateral Agent may perform any of its
         --------------------------
duties under this Agreement or any other Shared Security Document by or through agents or attorneys-in-fact. The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

5.6  Collateral Agent in its Individual Capacity.
     -------------------------------------------

     The Collateral Agent may be one or more Facility Parties, and in such event the Collateral Agent, in its capacity as any such Facility Party, shall have the same rights and powers under this Agreement and each other Shared Security Document and other Secured Party Document as any other Facility Party and may exercise the same as though it were not the Collateral Agent. The Collateral Agent and its affiliates may, without liability to account, make loans to, accept deposits from, acquire debt or equity interests in, enter into interest rate or currency hedging transactions with, act as trustee under indentures of, and engage in any other business or transaction with, the Loan Parties or any stockholder, subsidiary or affiliate of the Loan Parties as though the Collateral Agent were not the Collateral Agent hereunder.

5.7  Facility Parties.
     ----------------

     Each Facility Party agrees to deliver to the Collateral Agent promptly upon its request such information with respect to the Obligations held by such Facility Party as the Collateral Agent may request from time to time for the purpose of taking any action required or permitted to be taken by the Collateral Agent under this Agreement or any other Shared Security Document, and the Collateral Agent may rely conclusively upon such information. Without limiting the generality of the foregoing, the Collateral Agent may rely conclusively upon information supplied by each of the Revolving Credit Agent and Term Loan Agent as to the identity of each Facility Party respectively under the Revolving Credit Agreement and Term Loan Agreement. Any authority, direction or consent of any Person who at the time of giving such authority, direction or consent is a Facility Party shall be conclusive and binding on each present and subsequent holder, transferee or assignee of such Facility Party.

5.8  Successor Collateral Agent.
     --------------------------

     The Collateral Agent may resign at any time by giving forty-five (45) days' prior written notice thereof to each of the Revolving Credit Agent, the Term Loan Agent, and Mariner. The Collateral Agent may be removed by the Directing Party at any time by giving ten (10) days' prior written notice thereof to the Collateral Agent, the Term Loan Agent, and Mariner. Upon any such resignation or removal the Directing Party shall have the right to appoint a successor Collateral Agent. If no successor Collateral Agent shall have been so appointed and consented to, and shall have accepted such appointment, within thirty (30) days after such notice of resignation or removal, then the retiring Collateral Agent may (but shall not be required to) appoint a successor Collateral Agent. If no successor Collateral Agent shall be appointed and shall have accepted such appointment within thirty (30) days after such notice of resignation or removal, any Facility Party may apply to any court of competent jurisdiction to appoint a successor Collateral Agent until such time, if any, as a successor Collateral Agent shall have been appointed as provided in this Section 5.8. Any successor so appointed by such court shall immediately and without further act be superseded by any successor Collateral Agent appointed by the Directing Party as provided in this Section 5.8. Each successor Collateral Agent shall be a commercial bank or trust company organized under or operating pursuant to the laws of the

United States of America or any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance by a successor Collateral Agent of its appointment as Collateral Agent hereunder, such successor Collateral Agent shall thereupon succeed to and become vested with all the properties, rights, powers, privileges and duties of the former Collateral Agent in its capacity as such, without further act, deed or conveyance. Upon the effective date of resignation or removal of a retiring Collateral Agent, such Collateral Agent shall be discharged from its duties as such under this Agreement and the other Shared Security Documents, but the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted by it while it was Collateral Agent under this Agreement. Notwithstanding any other provision of this Agreement or any other Shared Security Document or any other Secured Party Document to the contrary, neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable to any Facility Party for any action taken or omitted to be taken by it or them under or in connection with this Section 5.8.

5.9  Calculations.
     ------------

     The Collateral Agent shall not be liable for any calculation, apportionment or distribution of payments made by it in good faith. If such calculation, apportionment or distribution is subsequently determined to have been made in error, the sole recourse of any Facility Party to whom payment was due but not made shall be to recover from the other Facility Parties any payment in excess of the amount to which they are determined to be entitled or, if the amount due was not paid by a Loan Party, to recover such amount from such Loan Party.

5.10  Collateral Agent's Fee.
      ----------------------

     Mariner hereby agrees to pay to the Collateral Agent, from time to time upon demand, reasonable compensation (which shall not be limited by any provision of Law in regard to compensation of fiduciaries or of a trustee of an express trust) for its services hereunder and under the other Shared Security Documents; provided, that if and so long as the Collateral Agent is also the Revolving Credit Agent and no Event of Default has occurred and is continuing, the Collateral Agent shall not be entitled to any compensation under this Section .

5.11  Expenses; Indemnity.
      -------------------
      (a)  Expenses.  Mariner agrees to pay or cause to be paid and to save the
           --------
Collateral Agent, its officers, directors, employees, and agents harmless against liability for the payment of all reasonable out-of-pocket costs and expenses (including but not limited to reasonable fees and expenses of outside counsel, including local counsel, auditors, and all other professional, accounting, evaluation and consulting costs) incurred by the Collateral Agent from time to time arising from or relating to (i) the negotiation, preparation, execution, delivery, administration and performance of this Agreement and the other Shared Security Documents, and any other documents and agreements related hereto or referenced herein, (ii) any requested amendments, modifications, supplements, waivers or consents (whether or not ultimately entered into or granted) to this Agreement or any Shared Security Document or any other document or agreement related hereto or referenced herein, (iii) the enforcement or preservation of rights under this Agreement or any Shared Security Document or any other document or agreement related hereto or referenced herein (including but not limited to any such costs or expenses arising from or relating to (A) the creation, perfection or protection of any Lien on any Shared Collateral, (B) the protection, collection, lease, sale, taking possession of, preservation of, or realization on, any Shared Collateral, including without limitation advances for taxes, filing fees and the like, (C) collection or enforcement by the Collateral Agent of any amount owing hereunder or thereunder, and (D) any litigation, proceeding, dispute, work-out, restructuring or rescheduling related in any way to this Agreement or the Shared Security Documents or any other document or agreement related hereto or referenced herein).

      (b)  Interest.  All amounts payable by any Loan Party to the Collateral
           --------
Agent in its capacity as such under this Agreement or any other Shared Security Document shall bear interest for each day from the date when due to the date of payment (before and after judgment) at a rate per annum (based on a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to 2% above the Revolving Credit Base Rate Option then in effect.

      (c)  Survival.  The agreements contained in this Section 5.11 shall
           --------
survive the termination of this Agreement and the other Shared Security
Documents.

5.12  Monies Held As Collateral Agent.
----  -------------------------------

     All monies received by the Collateral Agent (other than fees and costs and expenses, as provided in Sections 5.10 and 5.11) under or pursuant to any provision of this Agreement or any other Shared Security Document shall be held by it as agent for the purposes for which they were paid or are held. The Collateral Agent shall not be liable for any interest thereon (except to the extent, if any, otherwise expressly provided herein or therein).

                               6.  MISCELLANEOUS
                                   -------------
6.1  Notices.
     -------

      (a)  Generally.  Except to the extent otherwise expressly permitted
           ---------
hereunder or thereunder, all notices, requests, demands, directions and other communications (collectively "notices") to any party under this Agreement or any other Shared Security Document shall be given in writing (including telexes and facsimile transmission) and shall be sent by first-class mail, or by nationally-recognized overnight courier, or by telex or facsimile transmission (with confirmation in writing mailed first-class or sent by such an overnight courier) or by personal delivery. All notices shall be sent to, in the case of a Loan Party or Facility Party, to its address for notices pursuant to the Revolving Credit Agreement or Term Loan Agreement, as the case may be, or in accordance with the last unrevoked written direction from such party to the other parties hereto, in all cases with postage or other charges prepaid. Any such properly given notice to any Secured Party shall be effective when received. Any such properly given notice to a Loan Party shall be effective upon the earliest to occur of receipt, telephone confirmation of receipt of telex or facsimile transmission, one (1) Business Day after delivery to a nationally-recognized overnight courier, or three (3) Business Days after deposit in the mail.

      (b)  Multiple Capacities.  To the extent that this Agreement or any
           -------------------
other Shared Security Document permits or requires any notice to be given by a Person to itself, acting in a different capacity (such as notices by the Collateral Agent to the Revolving Credit Agent, or vice versa, when the same Person is acting in both such capacities), such Person need not give actual notice to itself, but may deem such notice to have been given.

6.2  No Implied Waiver; Cumulative Remedies.
     --------------------------------------

     No course of dealing and no delay or failure of any Secured Party in exercising any right, power or privilege hereunder or under any other Shared Security Document, or any other documents or instruments pursuant to or in connection herewith shall affect any other or future exercise thereof or exercise of any other right, power or privilege; nor shall any single or partial exercise of any such right, power or privilege or any abandonment or discontinuance of steps to enforce such a right, power or privilege preclude any further exercise thereof or of any other right, power or privilege. The rights and remedies of each Secured Party under this Agreement, the other Shared Security Documents, and all other agreements and instruments pursuant to or in connection herewith or therewith are cumulative and not exclusive of any rights or remedies which any of them would otherwise have. Any waiver, permit, consent or approval of any kind or character on the part of any Secured Party of any breach or default under, or term or condition of, this Agreement, the other Shared Security Documents, and all other agreements and instruments pursuant to or in connection herewith or therewith shall be in writing and shall be effective only to the extent specifically set forth in such writing.

6.3  Severability.
     ------------

     The provisions of this Agreement and of the other Shared Security Documents are intended to be severable. If any provision of this Agreement or any other Shared Security Document shall be held invalid or unenforceable in whole or in part in any jurisdiction such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof or thereof in any jurisdiction. Where, however, such invalidity or unenforceability may be waived, it is hereby waived by the Loan Parties to the fullest extent permitted by Law, to the end that this Agreement and the other Shared Security Documents shall be valid and binding agreements enforceable in accordance with their terms.

6.4  Prior Understandings.
     --------------------

     This Agreement and the other Shared Security Documents supersede all prior understandings and agreements, whether written or oral, among the parties hereto relating to the transactions provided for herein.

6.5  Counterparts.
     ------------

     This Agreement and any other Shared Security Document may be executed in any number of counterparts and by the different parties hereto or thereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

6.6  Termination of Liens; Termination of this Agreement.
     ---------------------------------------------------

      (a) Upon indefeasible payment in full of all Obligations (other than Contingent Indemnification Obligations) and receipt by the Collateral Agent of written notices from each of the Revolving Credit Agent and Term Loan Agent to the effect that any liens or other security created by the Shared Security Documents are to be released and discharged and have been paid in full in cash, the Collateral Agent shall, at the request of Mariner, release or cause to be released any liens or security interests created by the Shared Security Documents with respect to the Shared Collateral.

      (b) In the event all Obligations are paid in full and liens or security interests in the Shared Collateral are released in accordance with Section 6.6(a), upon the indefeasible payment in full of the Contingent Indemnification Obligations this Agreement shall be terminated and the parties hereto released of any further obligations under this Agreement, except for outstanding indemnification obligations, if any, under Sections 5.5(a) [Reliance on Notices, etc.], 5.5(d) [Indemnity] and 5.11[Expenses; Indemnity] which shall survive termination of this Agreement.

6.7  Successors and Assigns.
     ----------------------

     This Agreement shall be binding upon and inure to the benefit of the Collateral Agent, the Facility Parties, the Loan Parties and their respective successors and assigns, except that no Loan Party may assign or transfer any of its rights hereunder or any interest therein, and any such purported assignment or transfer shall be void. No other Person, including without limitation any Loan Party, shall have any rights hereunder or shall be entitled to rely on any provision hereof.

6.8  Governing Law; Submission to Jurisdiction; Waiver of Jury Trial; Limitation
     ---------------------------------------------------------------------------
     of Liability.
     ------------

      (a)  Governing Law.  This Agreement and all other Shared Security
           -------------
Documents (except to the extent, if any, otherwise expressly stated in such other Shared Security Documents) shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania, without regard to conflict of law principles.

      (b)  Certain Waivers.  Each of the parties hereto irrevocably and
           ---------------
unconditionally:

           (i) agrees that any action, suit or proceeding by any Person arising from or relating to this Agreement or any other Shared Security Document or any statement, course of conduct, act, omission or event occurring in connection herewith or therewith (collectively, "Related Litigation") may be brought in any state or federal court of competent jurisdiction sitting in Allegheny County, Pennsylvania, submits to the non-exclusive jurisdiction of such courts, and to the fullest extent permitted by Law agrees that will not bring any Related Litigation in any other forum (but nothing herein shall affect the right of any Secured Party to bring any action, suit or proceeding in any other forum);

           (ii) waives any objection which it may have at any time to the laying of venue of any Related Litigation brought in any such court, waives any claim that any such Related Litigation has been brought in an inconvenient forum, and waives any right to object, with respect to any Related Litigation brought in any such court, that such court does not have jurisdiction over such Loan Party;

           (iii) consents and agrees to service of any summons, complaint or other legal process in any Related Litigation by registered or certified U.S. mail, postage prepaid, to such Loan Party at the address for notices described in Section 6.1, and consents and agrees that such service shall constitute in every respect valid and effective service (but nothing herein shall affect the validity or effectiveness of process served in any other manner permitted by
Law); and

           (iv) waives the right to trial by jury in any Related Litigation.

      (c)  Limitation of Liability.  To the fullest extent permitted by Law,
           -----------------------
no claim may be made by any Loan Party against any Secured Party or any affiliate, director, officer, employee, attorney or agent of any of them for any special, incidental, indirect, consequential or punitive damages in respect of any claim arising from or relating to this Agreement or any other Shared Security Document or any statement, course of conduct, act, omission, or event occurring in connection herewith or therewith (whether for breach of contract, tort or any other theory of liability). Each Loan Party hereby waives, releases and agrees not to sue upon any claim for any such damages, whether such claim presently exists or arises hereafter and whether or not such claim is known or suspected to exist in its favor.

      (d)  Conflict. To the extent that there is an irreconcilable conflict or
           --------
inconsistency with the terms of this Agreement and any of the agreements among any of the Secured Parties or with an agreement among a Secured Party and any one or more Loan Parties, this Agreement shall control as between the parties hereto. All of the terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective parties hereto and their respective successors and assigns, and shall be binding upon and inure to the benefit of and be enforceable by any holder or holders at any time of the obligations owed to a Secured Party, or any part thereof.

                        [SIGNATURES APPEAR ON NEXT PAGE]

                            [SIGNATURE PAGE 1 OF 2 TO
                    COLLATERAL AGENCY AND SHARING AGREEMENT]

          IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Agreement as of the date first above written.


                              PNC BANK, NATIONAL ASSOCIATION, as Collateral
                              Agent



                              By:
                                    ----------------------------------------
                              Title:
                                    ----------------------------------------



                              PNC BANK, NATIONAL ASSOCIATION, as Term Loan
                              Agent, on its on behalf in such capacity and on behalf of each Term Loan Bank



                              By:
                                    ----------------------------------------
                              Title:
                                    ----------------------------------------


                              PNC BANK, NATIONAL ASSOCIATION, as Revolving
                              Credit Agent, on its on behalf in such capacity and on behalf of each Revolving Credit Bank



                              By:
                                    ----------------------------------------
                              Title:
                                    ----------------------------------------

                           [SIGNATURE PAGE 2 OF 2 TO
                    COLLATERAL AGENCY AND SHARING AGREEMENT]



                              MARINER HEALTH GROUP, INC.

                              EACH SUBSIDIARY OF MARINER HEALTH GROUP, INC. WHICH IS A CORPORATION AND WHICH IS LISTED AS A "COMPANY" ON SCHEDULE 6.01(c) OF THE CREDIT AGREEMENT BOTH FOR ITSELF AND, IF APPLICABLE: (i) AS GENERAL PARTNER OF EACH OTHER SUBSIDIARY OF MARINER HEALTH GROUP, INC. WHICH IS A PARTNERSHIP AND WHICH IS LISTED AS A "COMPANY" ON SCHEDULE 6.01(c) OF THE CREDIT AGREEMENT, AND (ii) AS A MEMBER OF EACH OTHER SUBSIDIARY OF MARINER HEALTH GROUP, INC. WHICH IS A LIMITED LIABILITY COMPANY AND WHICH IS LISTED AS A "COMPANY" ON SCHEDULE 6.01(c) OF THE CREDIT AGREEMENT



                              By:
                                    ----------------------------------------
                              Name: Boyd P. Gentry
                              Title: Vice President/Treasurer of each
                              of the foregoing corporations